UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

LEPERCQ CORPORATE INCOME FUND L.P.
(Exact name of registrant as specified in its charter)

Delaware	33-04215	13-3779859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On July 31, 2014, Lepercq Corporate Income Fund L.P. (the "Partnership") sold a 559,000 square foot industrial property located in San Antonio, Texas to an unaffiliated third party. Gross proceeds from the sale of the industrial property were approximately $41.0 million.

Item 9.01    Financial Statements and Exhibits.

(b)    Pro forma financial information. The following financial information is submitted at the end of this Current Report on Form 8-K and is filed herewith and incorporated herein by reference:

Summary of Unaudited Pro Forma Condensed Consolidated Financial Statements
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014
Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Three Months Ended March 31, 2014 and the Years Ended December 31, 2013, 2012 and 2011
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lepercq Corporate Income Fund L.P.
	By:	Lex GP-1 Trust, its general partner

Date: August 6, 2014	By:	/s/ Patrick Carroll
Patrick Carroll
Vice President and Treasurer

LEPERCQ CORPORATE INCOME FUND L.P.
SUMMARY OF UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On July 31, 2014, Lepercq Corporate Income Fund L.P. (the "Partnership") sold a 559,000 square foot industrial property located in San Antonio, Texas to an unaffiliated third party. Gross proceeds from the sale of the industrial property were approximately $41.0 million.

The following unaudited pro forma condensed consolidated balance sheet of the Partnership at March 31, 2014 is presented as if the sale of the industrial property had occurred on March 31, 2014. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2014 and for the years ended December 31, 2013, 2012 and 2011, are presented as if the sale of the industrial property had occurred on January 1, 2011. The unaudited pro forma condensed consolidated financial statements include all necessary adjustments to reflect the effects of the above transaction.

This pro forma condensed consolidated financial information is presented for information purposes only and is not necessarily indicative of what the Partnership's financial results would have been for the periods presented, nor do they purport to represent the future financial results of the Partnership. This pro forma condensed consolidated financial information should be read in conjunction with the Partnership's financial statements as filed with the Securities and Exchange Commission on Form 10-Q for the three months ended March 31, 2014 and on Form 10-K for the year ended December 31, 2013.

LEPERCQ CORPORATE INCOME FUND L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
MARCH 31, 2014

	Historical (A)	Pro Forma Adjustments		Pro Forma
		(In thousands)
Assets:
Real estate, at cost	$893,080	$(41,016)	(B)	$852,064
Real estate - intangible assets	154,768	(866)	(B)	153,902
	1,047,848	(41,882)		1,005,966
Less: accumulated depreciation and amortization	224,878	(18,737)	(B)	206,141
Real estate, net	822,970	(23,145)		799,825
Cash and cash equivalents	7,241	—		7,241
Restricted cash	2,544	40,837	(C)	43,381
Investment in and advances to non-consolidated entity	5,010	—		5,010
Deferred expenses, net	11,132	—		11,132
Loans receivable, net	18,924	—		18,924
Rent receivable - current	3,175	(34)		3,141
Rent receivable - deferred	27,255	(468)		26,787
Other assets	12,629	—		12,629
Total assets	$910,880	$17,190		$928,070

Liabilities and Partners' Capital:
Liabilities:
Mortgages and notes payable	$338,837	$—		$338,837
Co-borrower debt	146,220	—		146,220
Related party advances, net	4,792	—		4,792
Accounts payable and other liabilities	7,129	(32)	(B)	7,097
Accrued interest payable	1,765	—		1,765
Deferred revenue - including below market leases, net	534	—		534
Distributions payable	13,574	—		13,574
Prepaid rent	8,661	(305)	(B)	8,356
Total liabilities	521,512	(337)		521,175

Commitments and contingencies
Partners' capital	389,368	17,527	(D)	406,895
Total liabilities and partners' capital	$910,880	$17,190		$928,070

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEPERCQ CORPORATE INCOME FUND L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2014

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per unit data)

Gross revenues:
Rental	$27,847	$(857)	$26,990
Tenant reimbursements	2,141	(8)	2,132
Total gross revenues	29,988	(865)	29,123
Expense applicable to revenues:
Depreciation and amortization	(7,241)	483	(6,758)
Property operating	(3,162)	1	(3,161)
General and administrative	(2,465)	—	(2,465)
Non-operating income	801	—	801
Interest and amortization expense	(6,426)	—	(6,426)
Income before provision for income taxes and equity in income of non-consolidated entity	11,495	(381)	11,114
Provision for income taxes	(52)	6	(46)
Equity in income of non-consolidated entity	32	—	32
Income from continuing operations	$11,475	$(375)	$11,100
Income from continuing operations per unit	$0.17		$0.16
Weighted-average units outstanding	68,110,509		68,110,509

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEPERCQ CORPORATE INCOME FUND L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per unit data)

Gross revenues:
Rental	$72,846	$(3,429)	$69,417
Tenant reimbursements	5,477	(23)	5,454
Total gross revenues	78,323	(3,452)	74,871
Expense applicable to revenues:
Depreciation and amortization	(26,217)	1,931	(24,286)
Property operating	(11,308)	5	(11,303)
General and administrative	(4,783)	1	(4,782)
Non-operating income	3,431	—	3,431
Interest and amortization expense	(13,111)	—	(13,111)
Debt satisfaction charges, net	(1,560)	—	(1,560)
Loan loss	(13,939)	—	(13,939)
Income before provision for income taxes and equity in losses of non-consolidated entity	10,836	(1,515)	9,321
Provision for income taxes	(81)	25	(56)
Equity in losses of non-consolidated entity	(88)	—	(88)
Income from continuing operations	$10,667	$(1,490)	$9,177
Income from continuing operations per unit	$0.20		$0.17
Weighted-average units outstanding	52,728,387		52,728,387

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEPERCQ CORPORATE INCOME FUND L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per unit data)

Gross revenues:
Rental	$58,700	$(3,429)	$55,271
Tenant reimbursements	5,312	(30)	5,282
Total gross revenues	64,012	(3,459)	60,553
Expense applicable to revenues:
Depreciation and amortization	(24,323)	1,931	(22,392)
Property operating	(10,697)	13	(10,684)
General and administrative	(4,878)	5	(4,873)
Non-operating income	4,613	(2)	4,611
Interest and amortization expense	(14,883)	829	(14,054)
Debt satisfaction gains (charges), net	1	15	16
Litigation reserve	(912)	—	(912)
Income before provision for income taxes and equity in losses of non-consolidated entity	12,933	(668)	12,265
Provision for income taxes	(94)	25	(69)
Equity in losses of non-consolidated entity	(33)	—	(33)
Income from continuing operations	$12,806	$(643)	$12,163
Income from continuing operations per unit	$0.33		$0.32
Weighted-average units outstanding	38,137,615		38,137,615

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEPERCQ CORPORATE INCOME FUND L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
	(In thousands except per unit data)

Gross revenues:
Rental	$56,111	$(3,429)	$52,682
Tenant reimbursements	5,097	(25)	5,072
Total gross revenues	61,208	(3,454)	57,754
Expense applicable to revenues:
Depreciation and amortization	(24,638)	1,931	(22,707)
Property operating	(10,153)	5	(10,148)
General and administrative	(4,907)	2	(4,905)
Non-operating income	9,064	—	9,064
Interest and amortization expense	(16,113)	1,692	(14,421)
Debt satisfaction charges, net	(8)	—	(8)
Income before provision for income taxes	14,453	176	14,629
Provision for income taxes	(150)	25	(125)
Income from continuing operations	$14,303	$201	$14,504
Income from continuing operations per unit	$0.39		$0.40
Weighted-average units outstanding	36,089,008		36,089,008

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated financial statements.

LEPERCQ CORPORATE INCOME FUND L.P.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(A)
Represents the Partnership's historical condensed consolidated balance sheet as of March 31, 2014, which was derived from the Partnership's quarterly report on Form 10-Q for the three months ended March 31, 2014.

(B)	Represents the Partnership's sale of the industrial property and the necessary adjustments to eliminate the impact of the assets and liabilities associated with the sold industrial property.

(C)	Represents the net sale proceeds deposited with a qualified exchange intermediary pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended.

(D)	Represents the Partnership's sale of the industrial property and the related gain on sale of real estate.

2.    Adjustments to Pro Forma Condensed Consolidated Statements of Operations

(A)
Represents the Partnership's historical condensed consolidated statements of operations for the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, which were derived from the Partnership's quarterly report on Form 10-Q for the three months ended March 31, 2014 and the annual report on Form 10-K for the year ended December 31, 2013, respectively.

(B)
Represents the Partnership's sale of the industrial property and the necessary adjustments to eliminate the impact of historical rental income, tenant reimbursements, non-operating income, property operating expenses, interest and amortization expense, taxes and depreciation and amortization associated with the sold industrial property. The adjustments exclude the effect of the gain on sale of real estate that would have been recognized on the sale of the industrial property, as this represents a non-recurring transaction and is excluded for pro forma income statement purposes.